UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – December 9, 2015

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other jurisdiction of of incorporation)	(Commission File Number)	(IRS Employer Number)

105 Leader Heights Road P.O. Box 2887 York, Pennsylvania		17405-2887
(Address of principal executive offices)		(Zip code)

717-747-1519

(Registrant’s telephone number including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 1.01	Entry Into A Material Definitive Agreement.

On December 9, 2015, Codorus Valley Bancorp, Inc. (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., as representative of the underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company will issue and sell to the Underwriters 1,519,000 shares of the Company’s common stock, par value $2.50 per share (the “Common Stock”). The public offering price of the Common Stock is $19.75 per share. The Company has also granted the Underwriters a 30-day option to purchase up to 227,850 additional shares.

The Underwriting Agreement contains customary representations, warranties, and covenants that are valid as among the parties and as of the date of entering into the Underwriting Agreement. The Company expects to close the sale of Common Stock on December 15, 2015, subject to customary closing conditions.

The shares of Common Stock were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-192474) (the “Registration Statement”). The offer and sale of the Common Stock is being made under the Company’s prospectus, dated December 13, 2013, filed as part of the Registration Statement, as supplemented by the final prospectus supplement dated December 9, 2015.

Pursuant to the Underwriting Agreement, the directors and executive and other key officers of the Company entered into agreements substantially in the form included in the Underwriting Agreement providing for a 90-day “lock-up” period pursuant to which they agreed, subject to certain exceptions, not to: (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, without the prior written consent of Sandler O’Neill & Partners, L.P.

In connection with the issuance and sale of the Common Stock, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1), (ii) the opinion of Rhoads & Sinon LLP as to the legality of the shares of Common Stock (Exhibit 5.1), (iii) the consent of Rhoads & Sinon LLP (Exhibit 23.1), and (iv) certain information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.2).

Item 8.01	Other Events.

On December 10, 2015, the Company issued a press release announcing the pricing of the Common Stock referenced in Item 1.01 above. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	1.1	Underwriting Agreement, dated December 9, 2015, by and between Codorus Valley Bancorp, Inc. and Sandler O’Neill & Partners, L.P., as representative of the underwriters.

	5.1	Opinion of Rhoads & Sinon LLP regarding the legality of the securities offered.

	23.1	Consent of Rhoads & Sinon LLP (included in Exhibit 5.1).

	99.1	Press Release dated December 10, 2015.

	99.2	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
(Registrant)

Date: December 9, 2015	/s/ Larry J. Miller
Larry J. Miller Chairman, President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 9, 2015, by and between Codorus Valley Bancorp, Inc. and Sandler O’Neill & Partners, L.P., as representative of the underwriters.

5.1	Opinion of Rhoads & Sinon LLP regarding the legality of the securities offered.

23.1	Consent of Rhoads & Sinon LLP (included in Exhibit 5.1).

99.1	Press Release dated December 10, 2015.

99.2	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement.